EXECUTION VERSION

REGULATION AB AMENDMENT TO SERVICING AGREEMENT

This REGULATION AB AMENDMENT TO SERVICING AGREEMENT dated as of April 1, 2006 (the "Amendment") between WASHINGTON MUTUAL BANK, a savings bank organized under the laws of the United States, as servicer (the "Servicer"), and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership as owner (the "Owner"), is made with respect to the Servicing Agreement dated as of December 1, 2003, as amended by the First Amendment to Servicing Agreement dated as of October 1, 2004 (as so amended, the "Original Servicing Agreement") between the Servicer and the Owner. Capitalized terms used in this Amendment without definition have the meanings assigned to them in the Original Servicing Agreement.

The parties wish to amend the Original Servicing Agreement in order to facilitate compliance by the Owner and its assignees with Regulation AB (as defined below).

Accordingly, the parties agree as follows:

ARTICLE I
AMENDMENTS

Section 1.1. Definitions

(a) Article 1 of the Original Servicing Agreement is amended by adding the following definitions in the proper alphabetical sequence:

Commission: The United States Securities and Exchange Commission.

Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Issuing Entity: The issuing entity, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Participating Entity: As defined in Section 8.7(a)(iii).

Permitted Reconstitution: As defined in Section 8.1(a).

Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

Reconstitution Agreement: An agreement or agreements entered into by the Servicer and the Owner and/or certain third parties, including a master servicer, in connection with a Reconstitution with respect to any or all of the Mortgage Loans serviced under this Agreement.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Required Notice: With respect to any Reconstitution, 15 days' prior written notice, in each case, (i) accompanied by loan-level data with respect to the Mortgage Loans intended for inclusion in such Reconstitution and (ii) specifying the percentage of mortgage loans in the entire related transaction that consist of Mortgage Loans.

Sarbanes Certification: As defined in Section 8.7(a)(iv).

Securities Act: The Securities Act of 1933, as amended.

Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Servicer Information: The information provided by the Servicer, any Subservicer or any Subcontractor pursuant to Section 8.5(a) and (b).

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Sponsor: The sponsor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

(b) Article 1 of the Original Servicing Agreement is amended by amending and restating the following definitions in their entirety:

Disclosure Document: With respect to any Securitization Transaction, a prospectus, prospectus supplement, private placement memorandum, offering circular or other disclosure document prepared in connection with such Securitization Transaction.

Master Servicer: As defined in Section 8.1(f).

Portfolio Loans: As defined in Section 8.1(e).

Transferred Loans: As defined in Section 8.1(e).

Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

(c) Article 1 of the Original Servicing Agreement is amended by deleting the following definitions: “Certification Cure Deadline,” "Indemnified Party," "Pass-Through Transfer" and "Servicer's Information."

(d) The following provisions of the Original Servicing Agreement shall cease to be effective as of December 31, 2006: Sections 4.4 and 4.5, the related requirement to deliver annual Officer’s Certificates and independent public accountants’ servicing reports, and the related definitions of "Indemnitee," "Management Assertion" and "USAP" in Article 1. Notwithstanding the foregoing, the indemnification set forth in Section 4.4(c) shall survive.

(e)  Section 5.6 of the Original Servicing Agreement is amended and restated in its entirety to read as follows:

Section 5.6 Transfer of Mortgage Loans

(a) The Owner shall have the right, without the consent of the Servicer, to assign its interest under this Agreement with respect to any Mortgage Loans that have been assigned in accordance with Article 6 of the Purchase Agreement; provided, however, that the Owner shall give the Servicer Required Notice prior to any such assignment of its interest under this Agreement. If the assignment of the Owner’s interest under this Agreement with respect to any Mortgage Loan is proposed to be effected pursuant to an assignment, assumption and recognition agreement containing rights, duties, obligations and liabilities of the Servicer that do not differ in any material respect from the rights, duties, obligations and liabilities of the Servicer in the form assignment, assumption and recognition agreement attached hereto as Exhibit E, and the conditions set forth in the preceding sentence are satisfied, the Servicer shall execute, deliver and perform the obligations of the Servicer under such assignment, assumption and recognition agreements and recognize the assignee thereunder as the owner of the assigned Mortgage Loans. The Owner shall also have the right to designate any Person to exercise the rights of the Owner hereunder to the extent provided in Section 8.1(f). In any such case, all references to the Owner shall be deemed to include such assignee.

(b) The Servicer shall keep books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any Person with respect to this Agreement or any Mortgage Loan unless the books and records show such person as the owner of such Mortgage Loan. Upon receipt of a written notice from the Owner of any assignment of any Mortgage Loan permitted under the Purchase Agreement, the Servicer shall mark its books and records to reflect the ownership of such Mortgage Loan by such assignee and, except with respect to the indemnity set forth in Section 8.9 hereof, the previous Owner shall be released from its obligations hereunder to the extent such obligations relate to the Mortgage Loans sold by the Owner and arise after the date of such sale.

(f)  Section 6.1 of the Original Servicing Agreement is amended and restated in its entirety to read as follows:

Section 6.1. Events of Default

In case one or more of the following Events of Default by the Servicer shall occur and be continuing:

(i)  any failure by the Servicer to remit to the Owner when due any payment required to be made under the terms of this Agreement, which failure continues unremedied for a period of three (3) Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by the Servicer, from the Owner; or

(ii)  except as otherwise provided in clause (ix) or (x) below, any failure by the Servicer to duly observe or perform, in any material respect, any other covenant, obligation or agreement of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of sixty (60) (or, in the case of any failure to pay the premium for any insurance policy that is required to be maintained hereunder, thirty (30)) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

(iii)  a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days; or

(iv)  the Servicer shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all, or substantially all, of the Servicer’s property; or

(v)  the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)  the Servicer shall fail to be an approved servicer of mortgage loans for Fannie Mae and Freddie Mac in good standing; or

(vii)  the Servicer shall fail to be in compliance with the “doing business” or licensing laws of any jurisdiction where a Mortgaged Property is located; or

(viii)  the Servicer shall attempt to assign this Agreement or the servicing responsibilities hereunder in contravention of this Agreement; or

(ix)  any failure by the Servicer to perform its obligations under Sections 8.4(b), 8.5(b), 8.5(c) or 8.5(d) when required, which continues unremedied for a period of five calendar days; or

(x) any failure by the Servicer, Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 8.6 or 8.7, including any failure by the Servicer to identify pursuant to Section 8.8(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB (unless such failure to identify a Subcontractor as a Participating Entity was attributable solely to the role or function of such Subcontractor with respect to mortgage loans other than Mortgage Loans), which continues unremedied for ten calendar days;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer (in each such instance, the “Defaulted Servicer”), may, in addition to whatever rights the Owner may have at law or equity, including injunctive relief and specific performance, commence termination of all of the rights and obligations of the Defaulted Servicer under this Agreement pursuant to Section 7.2, and may exercise any and all other remedies available at law or at equity. Upon receipt by the Defaulted Servicer of such written notice from the Owner stating the intent to terminate the Defaulted Servicer as servicer under this Agreement as a result of such Event of Default, all authority and power of the Defaulted Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 9.1. Upon written request from the Owner, the Defaulted Servicer shall, at its sole expense, prepare, execute, and place in such successor’s possession or control all Collateral Files and Credit Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, all of which shall be undertaken immediately and shall be completed as soon as possible and in all events by not later than forty-five (45) Business Days following the Owner’s request therefor. The Defaulted Servicer shall cooperate with the Owner and such successor in effecting the termination of the Defaulted Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor of all cash amounts that have been credited by the Defaulted Servicer to the Account or the Escrow Account at the time of transfer, and all other amounts that may thereafter be received with respect to the Mortgage Loans and to which the Defaulted Servicer is not entitled pursuant to the terms of this Agreement. The Defaulted Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor as such are incurred, in connection with the termination of the Defaulted Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law such as an action for damages, specific performance or injunctive relief.

Notwithstanding the foregoing, the failure by the Servicer, any Subservicer or any Subcontractor under clause (ix) or (x) above shall not constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, provided that (A) such failure may not reasonably be expected to have a material adverse effect on the Purchaser, any Depositor or the Sponsor, and (B) such failure is remedied as soon as practicable.

(g) Article 8 of the Original Servicing Agreement is amended and restated in its entirety to read as follows:

ARTICLE 2. ARTICLE 8
RECONSTITUTIONS; REGULATION AB COMPLIANCE

Section 8.1 Reconstitutions; Servicer's Purchase Right

(a) Upon Required Notice to the Servicer and subject to the terms and conditions in Article 6 of the Purchase Agreement, the Owner may, at its sole option, effect one or more Whole Loan Transfers or Securitization Transactions with respect to some or all of the Mortgage Loans (each, a "Permitted Reconstitution"). In connection with any Permitted Reconstitution, the Owner, in its sole discretion, may assign its rights under this Agreement with respect to the Mortgage Loans subject to such Permitted Reconstitution, and the Servicer shall service the affected Mortgage Loans as the servicer, or as subservicer, if a master servicer is employed as provided in Section 8.1(f), on the terms and conditions set forth herein and in any related Reconstitution Agreement.

(b) The Owner shall promptly notify the Servicer if the percentage of Mortgage Loans in the entire related transaction increases above the percentage specified in the Required Notice.

(c) The Owner shall reimburse the Servicer for all reasonable out-of-pocket expenses, including attorneys’ fees, incurred by the Servicer in connection with any Reconstitution.

(d) With respect to any Permitted Reconstitution, the Servicer shall (i) provide the Owner with information and appropriate verification of information in its possession or control as may reasonably be necessary in order to effect such Reconstitution (and, to the extent any such information is in the possession or control of any third party, use commercially reasonable efforts to cause such third party to provide such information) and (ii) cooperate with all reasonable requests and due diligence procedures not otherwise addressed herein.

(e) If, at any time, either (i) the aggregate Unpaid Principal Balance of any pool of Mortgage Loans that are transferred pursuant to a Whole Loan Transfer (“Transferred Loans”) is less than or equal to one percent (1%) of the Unpaid Principal Balance of such Transferred Loans on the date of such Whole Loan Transfer, or (ii) the aggregate Unpaid Principal Balance of any Mortgage Loans serviced hereunder and retained by the Owner (“Portfolio Loans”) is less than or equal to one percent (1%) of the Unpaid Principal Balance of such Portfolio Loans on the date of purchase from the applicable Seller, the Servicer may elect, in its sole discretion, to purchase such Transferred Loans or Portfolio Loans, as the case may be. The purchase price of Mortgage Loans purchased by the Servicer pursuant to this Section 8.1(e) shall equal the lesser of (i) the aggregate fair market value of such Mortgage Loans at the time of purchase by the Servicer and (ii) the aggregate Unpaid Principal Balance of such Mortgage Loans, plus the amount of interest on such Unpaid Principal Balance at the applicable Net Rate from the date to which interest has last been paid and distributed to the Owner to, and including, the last day of the month in which such purchase occurs; provided, that the Servicer may exercise this purchase right only if the fair market value of the related Mortgage Loans is greater than or equal to the Unpaid Principal Balance of such Mortgage Loans at the time of purchase.

(f)(i) Notwithstanding anything to the contrary contained in this Agreement, the Owner shall have the right, in its sole discretion, upon 30 days’ prior written notice to the Servicer, to appoint and designate a master servicer (the “Master Servicer”), as master servicer of Mortgage Loans subject to a Permitted Reconstitution. Upon receipt of written notice of such appointment, the Servicer shall promptly enter into a servicing agreement (a “Master Servicing Agreement”) to service the Mortgage Loans for the Master Servicer in accordance with the Master Servicer’s requirements as set forth in the Master Servicer’s servicing guide; provided, however, that the Servicer shall be under no obligation to enter into any Master Servicing Agreement unless the obligations and duties of the Servicer as a subservicer thereunder (A) are not materially different from than those set forth herein, (B) do not cause undue burden on the Servicer, (C) do not expand in any material respect any of the obligations, duties or liabilities of the Servicer hereunder and (D) will not result in any increased cost to the Servicer. If the Servicer and the Master Servicer enter into a Master Servicing Agreement, the Servicer shall service the Mortgage Loans, and remit and report to the Master Servicer, in accordance with the terms of the Master Servicing Agreement and, to the extent inconsistent therewith, the servicing provisions set forth in this Agreement shall be superseded by the Master Servicing Agreement. If the Servicer and the Master Servicer do not enter into a Master Servicing Agreement, the Servicer shall service the Mortgage Loans, and remit and report to the Master Servicer, in accordance with the terms of this Agreement.

(ii) Upon appointment of a Master Servicer in accordance with Section 8.1(f)(i), the Servicer shall correspond and communicate solely with the Master Servicer, as if the Master Servicer were the “Owner” hereunder. The Master Servicer shall have all rights as designee of the Owner to enforce the covenants and conditions set forth in this Agreement, and the Servicer shall follow and shall be entitled to rely on the instructions of the Master Servicer under this Agreement as if such instructions were the instructions of the Owner. The Master Servicer shall have the right to give any waivers or consents required or allowed under this Agreement on behalf of the Owner, and the Servicer shall be entitled to rely on such waivers and consents as if such waivers or consents were the waivers or consents of the Owner. The Master Servicer is empowered to enter into and execute and deliver any amendments or modifications to this Agreement as the Owner’s designee hereunder, and such amendments or modifications shall be binding upon the Owner as if the Owner had executed and delivered the same. The Servicer shall treat the Master Servicer as “Owner” hereunder until the Servicer receives written notice from the Owner that the Owner has terminated the Master Servicer.

(iii) Upon receipt of notice of termination of the Master Servicer, the Servicer shall no longer deal with the Master Servicer and shall instead deal directly with the Owner. From and after receipt of such notice of termination of the Master Servicer, the Servicer shall service the applicable Mortgage Loans in accordance with the provisions of this Agreement and shall give no effect to any Master Servicing Agreement entered into with the Master Servicer.

Section 8.2 Reconstitution Agreements

In connection with any Securitization Transaction that is a Permitted Reconstitution in which all or substantially all of the mortgage loans in the entire related transaction consist of Mortgage Loans, (a) execute and deliver a pooling and servicing agreement containing terms and conditions that are consistent with the terms and conditions set forth herein and in the Purchase Agreement and that are customary for public, rated transactions for the issuance of pass-through certificates backed by mortgage loans similar to the Mortgage Loans included in such Securitization Transaction, provided, that (i) any servicing reporting requirements must be consistent with the standard practices of the Servicer and (ii) each of the parties to such pooling and servicing agreement negotiates in good faith any terms or conditions in such pooling and servicing agreement not specifically referenced or provided for under this Agreement or the Purchase Agreement; and (b) provide the Owner with opinions of counsel as to the Servicer’s corporate authority and the enforceability of the pooling and servicing agreement against the Servicer and certificates from public officials, each as the Servicer shall reasonably determine to be necessary to effect such Securitization Transaction.

Section 8.3 Intent of the Parties; Reasonableness

The Owner and the Servicer acknowledge and agree that the purpose of Sections 8.4, 8.5, 8.6, 8.7, 8.8 and 8.9 is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Servicer acknowledges that investors in privately offered securities may require that the Owner or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, and for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and shall comply with requests made by the Owner or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner to deliver to the Owner (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner or such Depositor to permit the Owner or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or such Depositor to be necessary in order to effect such compliance.

The Owner (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Owner's reasonable judgment, to comply with Regulation AB.

Section 8.4 Additional Representations and Warranties of the Servicer

(a) The Servicer shall be deemed to represent to the Owner and to any Depositor, as of the date on which information is first provided to the Owner or such Depositor under Section 8.5 for a Permitted Reconstitution that, except as disclosed in writing to the Owner or such Depositor, as applicable: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer’s financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB (other than the affiliation between the Servicer and Washington Mutual Bank fsb, which is a wholly-owned subsidiary of the Servicer).

(b) If so requested by the Owner or any Depositor on any date following the date on which information is first provided to the Owner or such Depositor under Section 8.5, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in Section 8.4(a) or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

(c) The Servicer represents to the Owner as of the date of this Amendment that there is no Subservicer with respect to the Mortgage Loans.

Section 8.5 Information to Be Provided by the Servicer

In connection with any Securitization Transaction that is a Permitted Reconstitution, the Servicer shall (x) within five Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in Sections 8.5(a) and (d), and (y) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in Section 8.5(b).

(a) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and, as applicable, each Subservicer, as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

(i) the Servicer’s and each Subservicer's form of organization;

(ii) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer and each Subservicer;

(iii) a description of any affiliation or relationship between the Servicer and each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing in advance of such Securitization Transaction:

(A)  the Sponsor;

(B)  the Depositor;

(C)  the Issuing Entity;

(D)              any servicer;

(E)  any trustee;

(F)  any originator;

(G)  any significant obligor;

(H)  any enhancement or support provider; and

(I)    any other material transaction party.

(iv) a description of how long the Servicer and each Subservicer have been servicing residential mortgage loans; a general discussion of the Servicer’s and each Subservicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer’s and each Subservicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreement; information regarding the size, composition and growth of the Servicer’s and each Subservicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer and each Subservicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(A) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer or any Subservicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(B) the extent of outsourcing the Servicer and each Subservicer utilizes;

(C) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer or any Subservicer during the three-year period immediately preceding the related Securitization Transaction;

(D) whether the Servicer or any Subservicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(E) such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(v) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer’s and each Subservicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans;

(vi) information regarding the Servicer’s and each Subservicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer or Subservicer could have a material adverse effect on the performance by the Servicer or Subservicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

(vii) information regarding advances made by the Servicer and each Subservicer on the Mortgage Loans and the Servicer’s and Subservicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer or Subservicer to the effect that the Servicer or Subservicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(viii) a description of the Servicer’s and each Subservicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(ix) a description of the Servicer’s and each Subservicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

(x) information as to how the Servicer and each Subservicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(b) If so requested by the Owner or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Owner and such Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (iii) of Section 8.5(a) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Owner and such Depositor a description of such proceedings, affiliations or relationships.

(c) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and such Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or such Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(d) In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Owner or any Depositor, the Servicer shall provide such information, subject to Section 8.3, regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due not less than ten (10) Business Days following such request.

Section 8.6. Servicer Compliance Statement

On or before March 15 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner and any Depositor a statement of compliance addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 8.7 Report on Assessment of Compliance and Attestation

(a) On or before March 15 of each calendar year, commencing in 2007, the Servicer shall:

(i) deliver to the Owner and any Depositor a report (in form and substance reasonably satisfactory to the Owner and such Depositor) regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on Exhibit F hereto;

(ii) deliver to the Owner and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii) cause each Subservicer and each Subcontractor determined by the Servicer pursuant to Section 8.8(b) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB (each such Subcontractor, a “Participating Entity”), to deliver to the Owner and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (i) and (ii) of this Section 8.7(a); and

(iv) if requested by the Owner or any Depositor not later than February 1 of the calendar year in which such certification is to be delivered, deliver to the Owner, such Depositor and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit D.

The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Owner nor any Depositor will require delivery of a certification under clause (iv) above unless such Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans. Further, no certification delivered under clause (iv) above shall be filed by the Owner or such Depositor or any designee thereof as an exhibit to, or otherwise included in, any filing with the Commission.

(b) Each assessment of compliance provided by a Subservicer pursuant to Section 8.7(a)(iii) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit F hereto delivered to the Owner on or prior to the date on which such Subservicer is appointed. An assessment of compliance provided by a Subcontractor pursuant to Section 8.7(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 8.8(b).

Section 8.8 Use of Subservicers and Subcontractors

The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section 8.8. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section 8.8.

(a) It shall not be necessary for the Servicer to seek the consent of the Owner or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section 8.8(a) and with Sections 8.4, 8.5(b) and (d), 8.6, 8.7 and 8.9 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 8.5(c) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 8.6, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 8.7 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 8.7 as and when required to be delivered.

(b) It shall not be necessary for the Servicer to seek the consent of the Owner or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Owner and any Depositor (or any designee of such Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Owner and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are Participating Entities, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 8.7 and 8.9 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 8.7, in each case as and when required to be delivered.

Section 8.9 Indemnification; Remedies

(a) With respect to any Securitization Transaction for which Servicer Information is included in a related Disclosure Document, the Servicer, on the one hand, and the Owner and the Depositor, on the other hand, shall execute and deliver an Indemnification Agreement in substantially the form attached as Exhibit G hereto.

(b) The Servicer shall indemnify the Owner, each affiliate of the Owner, the Depositor, each Sponsor, each Issuing Entity and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, each broker-dealer acting as an underwriter, placement agent or initial purchaser and each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i) any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information report, certification, accountants' letter or other material when and as required under this Article 8, including any failure by the Servicer to identify pursuant to Section 8.8(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

(ii)           (A) any untrue statement of a material fact contained in any information, report or certification delivered in written or electronic form (x) by the Servicer, any Subservicer or any Subcontractor pursuant to Sections 8.5(b), 8.5(d), 8.6, 8.7(a)(i), 8.7(a)(iii) or 8.7(a)(iv), or (y) by the Servicer pursuant to Section 8.5(a) for inclusion in a Disclosure Document and identified as “Servicer Information” for that purpose, or

(B) the omission or alleged omission to state (x) in any information, report or certification or other material provided in written or electronic form by or on behalf of the Servicer, any Subservicer or any Subcontractor pursuant to Sections 8.5(b), 8.5(d), 8.6, 8.7(a)(i), 8.7(a)(iii) or 8.7(a)(iv), or (y) in any information provided by the Servicer pursuant to Section 8.5(a) for inclusion in a Disclosure Document and identified as “Servicer Information” for that purpose, a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, by way of clarification, that this clause (B) shall be construed solely by reference to such information, report, certification or other material referenced above and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether such information, report, certification or other material or any portion thereof is presented together with or separately from such other information; and

(iii) any breach by the Servicer of a representation or warranty set forth in Section 8.4(a) or in a writing furnished pursuant to Section 8.4(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 8.4(b) to the extent made as of a date subsequent to such closing date, or any breach by the Servicer of the representation and warranty set forth in Section 8.4(c).

In the case of any failure of performance described in clause (i) of this Section 8.9(b), the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

(h) The Original Servicing Agreement is amended by substituting Exhibit D attached hereto for Exhibit D to the Original Servicing Agreement.

(i) The Original Servicing Agreement is amended by adding the following exhibits:

Exhibit F Servicing Criteria

Exhibit G Form of Indemnification Agreement

ARTICLE II
MISCELLANEOUS

Section 2.1 Conditions to Effectiveness

This Amendment shall be effective upon the execution and delivery by both parties of this Amendment.

Section 2.2 Reference to and Effect on the Purchase Agreement and the Servicing Agreement

Each reference in the Servicing Agreement to "this Agreement" or otherwise to the Servicing Agreement shall hereafter be deemed to refer to the Servicing Agreement as amended hereby. Each reference to the Servicing Agreement in the Purchase Agreement or in any other document or agreement executed in connection therewith or with the Servicing Agreement shall hereafter be deemed to refer to the Servicing Agreement as amended hereby.

Section 2.3 Ratification

The Servicing Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall continue unimpaired and in full force and effect in accordance with the provisions thereof, as amended or modified on or prior to the date hereof and as hereby amended.

Section 2.4 Applicable Law

This Amendment shall be governed by and construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to conflict of laws principles other than Section 5-1401 of the New York General Obligations Law.

Section 2.5 Severability

Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and without affecting the validity or enforceability of such or any other provision in any other jurisdiction.

Section 2.6 Counterparts

This Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart for each party hereto.

[Signature page follows]

TO WITNESS THIS, the Servicer and the Owner have caused this Regulation AB Amendment to Servicing Agreement to be executed as of the date set forth above.

SERVICER:

WASHINGTON MUTUAL BANK a federally chartered savings bank

By:
Name:
Title:

OWNER:

GOLDMAN SACHS MORTGAGE COMPANY a New York limited partnership

By: Goldman Sachs Real Estate Funding Corp., General Partner

Name:
Title:

EXHIBIT D

FORM OF ANNUAL CERTIFICATION

Re:   The [  ] agreement dated as of [  ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Washington Mutual Bank (the “Servicer”), certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)  I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”); the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”); the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”); and all servicing reports and officer’s certificates relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, such servicing reports, the “Servicing Information”);

(2)  Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

(3)  Based on my knowledge, all of the Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4)  I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(5)  The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by each Participating Entity pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:
Name: Title:

D-1

EXHIBIT F

SERVICING CRITERIA

The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X

Cash Collection and Administration

1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

Investor Remittances and Reporting

1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X

1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X

1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X

1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X

1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X

1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X

1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[WASHINGTON MUTUAL BANK] [NAME OF SUBSERVICER]

Date:

By:
Name: Title:

EXHIBIT G

FORM OF INDEMNIFICATION AND CONTRIBUTION AGREEMENT

THIS INDEMNIFICATION AND CONTRIBUTION AGREEMENT dated [________], (“Agreement”) among [_____], a [_____] (the “Owner”), [___], a [____] (the “Depositor”), Washington Mutual Bank (formerly known as Washington Mutual Bank, FA) a savings bank organized under the laws of the United States (in its capacity as a seller, a “Seller” and in its capacity as servicer, the “Servicer”) and Washington Mutual Bank fsb, a savings bank organized under the laws of the United States (a “Seller” and together with the Seller first referenced above, the “Sellers”).

WITNESSETH:

WHEREAS, the Sellers or their affiliates originated or acquired the Mortgage Loans and subsequently sold the Mortgage Loans to an affiliate of the Depositor in anticipation of the securitization transaction; and

WHEREAS, pursuant to the Mortgage Loan Purchase and Sale Agreement and the Servicing Agreement (each as defined herein), the Sellers and the Servicer have agreed to enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS

Subsection 1.01  Certain Defined Terms. The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

1933 Act: The Securities Act of 1933, as amended.

1934 Act: The Securities Exchange Act of 1934, as amended.

ABS Informational and Computational Material: Any written communication as defined in Item 1101(a) of Regulation AB under the 1933 Act and the 1934 Act, as amended from time to time.

Agreement: This Indemnification and Contribution Agreement, as the same may be amended in accordance with the terms hereof.

Assignment and Recognition Agreement: The Assignment and Recognition Agreement, dated as of [____], between the Owner and the Depositor.

Commission: The United States Securities and Exchange Commission.

Depositor: [____], a [_____], and its successors and assigns.

Depositor Information: All information in the Prospectus Supplement, the Offering Circular, any ABS Informational and Computational Material or any Free Writing Prospectus or any amendment or supplement thereto, other than Seller Information and Servicer Information.

Depositor Parties: As defined in Section 3.01.

Free Writing Prospectus: Any written communication that constitutes a “free writing prospectus,” as defined in Rule 405 under the 1933 Act.

Initial Purchaser: [____], a [_____], and its successors and assigns.

Mortgage Loan Purchase and Sale Agreement: The Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2003, as amended by the First Amendment to the Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2004 and as modified by that certain Regulation AB Amendment to the Mortgage Loan Purchase and Sale Agreement, dated as of April 6, 2006, each by between the Owner and the Sellers, relating to the sale of Mortgage Loans.

Offering Circular: The offering circular, dated [_______], 200___, relating to the private offering of the Privately Offered Certificates.

Owner: [____], a [_____], and its successors and assigns.

Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Prospectus Supplement: The prospectus supplement, dated [______], 200___, relating to the public offering of the Publicly Offered Certificates.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Seller Information: With respect to each Seller: (A) the information contained on Exhibit A-1 hereto, (B) the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties provided by such Seller to the Depositor [set forth on the Mortgage Loan Schedule attached to the Assignment and Recognition Agreement or otherwise] and (C) such Seller’s Static Pool Information, or any amendment or supplement to any of the foregoing.

Seller Parties: As defined in Section 3.01.

Servicer Information: The information contained on Exhibit A-2 hereto, or any amendment or supplement thereto.

Servicing Agreement: The Servicing Agreement, dated as of December 1, 2003, as amended by the First Amendment to the Servicing Agreement, dated as of October 1, 2004 and as modified by that certain Regulation AB Amendment to the Servicing Agreement, dated as of April 6, 2006, by and between the Owner and the Servicer, relating to the servicing of Mortgage Loans.

Static Pool Information: With respect to a Seller, the static pool information regarding Mortgage Loans originated or acquired by such Seller provided by such Seller to the Depositor [identify manner in which data was conveyed].

Other Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage Loan Purchase and Sale Agreement.

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

(a)  Each party hereto represents and warrants that it has all requisite [corporate] power and authority to execute, deliver and perform its obligations under this Agreement;

(b)  Each party hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by such party;

(c)  Each party hereto represents and warrants that assuming the due authorization, execution and delivery by each other party hereto, this Agreement constitutes the legal, valid and binding obligation of such party; and

(d)  Each of the Sellers hereto represents, severally and not jointly, that the Seller Information applicable to it satisfies the requirements of Items 1105, 1110(b), 1117 and 1119 of Regulation AB. The Servicer represents that the Servicer Information satisfies the requirements of Items 1108(b), [1108(c)(3), the last sentence of 1108(c)(4), 1108(c)(5),] 1117 and 1119 of Regulation AB.

SECTION 3.  INDEMNIFICATION

Subsection 3.01  Indemnification

(a) Each of the Sellers, severally and not jointly, shall indemnify and hold harmless the Depositor, the Owner, [each of] the Underwriter[s], the Initial Purchaser[s], [and their respective affiliates and their respective present and former directors, officers, partners] and each Person, if any, that controls the Depositor, the Owner, such Underwriter, such Initial Purchaser, or such affiliate, within the meaning of either the 1933 Act or the 1934 Act (collectively, the “Depositor Parties”) against any and all losses, claims, damages, penalties, fines, forfeitures, or liabilities, joint or several, to which each such Depositor Party may become subject, under the 1933 Act, the 1934 Act or otherwise, to the extent that such losses, claims, damages, penalties, fines, forfeitures, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of the representation and warranty set forth in Section 2(d) above and made by such Seller or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Seller Information, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the applicable Seller shall in each case reimburse each Depositor Party for any legal or other expenses reasonably incurred by such Depositor Party in connection with investigating or defending any such loss, claim, damage, liability, penalties, fines, forfeitures, or action. Each Seller’s liability under this Section 3.01 shall be in addition to any other liability that such Seller may otherwise have.

(b) The Servicer shall indemnify and hold harmless the Depositor Parties against any and all losses, claims, damages, penalties, fines, forfeitures, or liabilities, joint or several, to which each such Depositor Party may become subject, under the 1933 Act, the 1934 Act or otherwise, to the extent that such losses, claims, damages, penalties, fines, forfeitures, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of the representation and warranty set forth in Section 2(d) above and made by such Servicer or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Servicer Information, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Servicer shall in each case reimburse each Depositor Party for any legal or other expenses reasonably incurred by such Depositor Party in connection with investigating or defending any such loss, claim, damage, liability, penalties, fines, forfeitures, or action. The Servicer’s liability under this Section 3.01 shall be in addition to any other liability that the Servicer may otherwise have.

(c) The Owner and the Depositor shall indemnify and hold harmless each Seller and the Servicer, and their respective affiliates and their respective present and former directors, officers, partners and each Person, if any, that controls the Sellers, or such affiliate, within the meaning of either the 1933 Act or the 1934 Act (collectively, the “WAMU Parties”) against any and all losses, claims, damages, penalties, fines, forfeitures, or liabilities, joint and several, to which each such WAMU Party may become subject, under the 1933 Act, the 1934 Act or otherwise, to the extent that such losses, claims, damages, penalties, fines, forfeitures, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Depositor Information, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Owner and the Depositor shall in each case reimburse each WAMU Party for any legal or other expenses reasonably incurred by such WAMU Party in connection with investigating or defending any such loss, claim, damage, liability, penalties, fines, forfeitures, or action. The liability of the Owner and the Depositor under this Section 3.01 shall be in addition to any other liability that the Owner and the Depositor may otherwise have.

(d) If the indemnification provided for in this Section 3.01 shall for any reason be unavailable to either a Depositor Party or a WAMU Party under this Section 3.01, then the party which would otherwise be obligated to indemnify with respect thereto under this Agreement (an “Indemnifying Party,” as applicable), on the one hand, and the parties which would otherwise be entitled to be indemnified under this Agreement (an “Indemnified Party,” as applicable), on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated herein and incurred by the parties hereto in such proportions that are appropriate to reflect the relative fault of the Depositor, the Owner, the Underwriter[s], and the Initial Purchaser[s], on one hand, and the Sellers, on the other hand, in connection with the applicable misstatements or omissions as well as any other relevant equitable considerations. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. For purposes of this Section 3.01, each [director, officer, partner and] controlling Person, of the Depositor, the Owner, the Underwriter[s], the Initial Purchaser[s] and the Sellers, the Servicer and their respective affiliates shall have the same rights to contribution as such Person.

Subsection 3.02  Notification; Procedural Matters. Promptly after receipt by an Indemnified Party under Section 3.01 of notice of any claim or the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against an Indemnifying Party under Section 3.01, notify the Indemnifying Party (or other contributing party) in writing of the claim or the commencement of such action; provided, however, that the failure to notify the Indemnifying Party (or other contributing party) shall not relieve it from any liability which it may have under Section 3.01 except to the extent it has been materially prejudiced by such failure; and provided further, however, that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to any Indemnified Party otherwise than under Section 3.01. In case any such action is brought against any Indemnified Party and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that, by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, the Indemnifying Party elects to assume the defense thereof, it may participate with counsel reasonably satisfactory to such Indemnified Party; provided, however, that if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party or parties shall reasonably have concluded that there may be legal defenses available to it or them and/or other Indemnified Parties that are different from or additional to those available to the Indemnifying Party, the Indemnified Party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or parties. Upon receipt of notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense of such action and approval by the Indemnified Party of such counsel, the Indemnifying Party shall not be liable to such Indemnified Party under this paragraph for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (iii) the Indemnifying Party shall have authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party. No party shall be liable for indemnity or contribution with respect to any action or claim settled without its consent, which consent shall not be unreasonably withheld. In no event shall the Indemnifying Party be liable for the fees and expenses of more than one counsel representing the Indemnified Parties (in addition to any local counsel) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

SECTION 4.  GENERAL.

Subsection 4.01 Survival. This Agreement and the obligations of the parties hereunder shall survive the purchase and sale of the Publicly Offered Certificates and the Privately Offered Certificates.

Subsection 4.02 Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, each Indemnified Party and their respective successors and assigns, and no other Person shall have any right or obligation hereunder.

Subsection 4.03 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflict of laws.

Subsection 4.04 Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

Subsection 4.05 Notices. All communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, the Owner, the Underwriter, or the Initial Purchaser[s], c/o [_____], Attention: [______], and (b) in the case of the Sellers: c/o Washington Mutual Bank, 1201 Third Avenue, WMT 1706A, Seattle, WA 98101, Attention: General Counsel.

Subsection 4.06 Submission To Jurisdiction; Waivers. Each of the Sellers, hereby irrevocably and unconditionally:

(A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE DEPOSITOR SHALL HAVE BEEN NOTIFIED; AND

(D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date first above written.

[DEPOSITOR]

By:
Name:
Title:

[OWNER]

By:
Name:
Title:

WASHINGTON MUTUAL BANK

By:
Name:
Title:

WASHINGTON MUTUAL BANK fsb

By:
Name:
Title:

EXHIBIT A-1

[Relevant Pages of the Disclosure to be Attached]

EXHIBIT A-2

[Relevant Pages of the Disclosure to be Attached]